CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
Net profit/(loss) for the year	$ 166,022	$ (34,779)	$ 2,407
Items that may be reclassified to profit or loss:
Exchange rate adjustment arising from translation of entities using a functional currency different from USD	426	(316)	240
Fair value adjustment on hedging instruments	(13,289)	(6,748)	9,181
Fair value adjustment on hedging instruments transferred to income statement	1,284	(307)	(2,262)
Items that may not be reclassified to profit or loss:
Remeasurements of net pension and other post-retirement benefit liability or asset	(82)	(48)	120
Other comprehensive income/(loss) after tax	(11,661)	(7,419)	7,279
Total comprehensive income/(loss) for the year	$ 154,361	$ (42,198)	$ 9,686